                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

          DATE OF REPORT                                      MARCH 18, 2004
          --------------
(Date of earliest event reported):

                        EXTENDICARE HEALTH SERVICES, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                  333-43549 AND 333-97293        98-0066268
        --------                  -----------------------        ----------
      (State or other             (Commission File Number)     (IRS Employer
 jurisdiction of incorporation)                             Identification No.)

              111 WEST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53203
              ----------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (414) 908-8000
              (Registrant's telephone number, including area code)


                                      -1-


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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.
------

         On March 18, 2004, Extendicare Health Services, Inc. announced the appointment of Phil Small as its Executive Vice President and Chief Operations Officer.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.
------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits. The following exhibit is being filed herewith:

                  (99) Extendicare Health Services, Inc. press release dated March 18, 2004.



                             * * * * * * * * * * * *



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                EXTENDICARE HEALTH SERVICES,
                                   INC.

Date:    March 18, 2004

                                By:          /s/ Mark W. Durishan
                                    --------------------------------------------
                                    Mark W. Durishan
                                    Vice President, Chief Financial Officer and
                                    Treasurer (principal financial officer and
                                    principal accounting officer)


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                        EXTENDICARE HEALTH SERVICES, INC.

                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                              DATED MARCH 18, 2004

EXHIBIT NUMBER
---------------

      99 Extendicare Health Services, Inc. press release dated March 18, 2004 regarding the appointment of Phil Small as its Executive Vice President and Chief Operating Officer.